Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In re

GUILFORD MILLS, INC., et al., Debtors
Case No. 02-40667

Interim Financial Statements for the Period July 1, 2002 through July 28, 2002

Debtors' Address: 4925 West Market Street, Greensboro, N.C. 27407

Debtors' Attorney: Togut, Segal & Segal, LLP, One Penn Plaza, New York, NY 10119

Report Preparer: David H. Taylor

Disbursements by debtor during the report period and since the filing date:

        ----------------------------------------- ----------------------------------- ------------------------------------
        Debtor                                    Disbursements this period           Disbursements since filing
        ----------------------------------------- ----------------------------------- ------------------------------------
        Guilford Mills, Inc.                                  $ 23,886,840                         $ 114,451,247
        ----------------------------------------- ----------------------------------- ------------------------------------
        Gold Mills, Inc.                                         2,058,490                             9,196,379
        ----------------------------------------- ----------------------------------- ------------------------------------
        Guilford Mills, (Michigan), Inc.                           180,080                               673,402
        ----------------------------------------- ----------------------------------- ------------------------------------
        Twin Rivers Textile
           Printing & Finishing                                      5,442                               737,663
        ----------------------------------------- ----------------------------------- ------------------------------------
        GFD Fabrics, Inc.                                            3,305                                13,417
        ----------------------------------------- ----------------------------------- ------------------------------------
        Raschel Fashion Interknitting, Ltd.                         98,397                               463,673
        ----------------------------------------- ----------------------------------- ------------------------------------
        Curtains and Fabrics, Inc.                                 558,951                             3,699,211
        ----------------------------------------- ----------------------------------- ------------------------------------

Note: Amounts reported above under the heading "Disbursements since filing" have been adjusted to exclude disbursements from March 4 through March 13, which have been included in previous filings.

Net Income during the reporting period:   $ 6,227,000

In accordance with Title 28, Section 1746 of the United States Code, the undersigned having examined the attached monthly operating report, and being familiar with the Debtor's financial affairs, declares under penalty of perjury that to the best of his knowledge, these documents are true, correct and complete. The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date: August 20, 2002                       /s/ David H. Taylor
                                            -------------------
                                            David H. Taylor
                                            Interim Chief Financial Officer

                              GUILFORD MILLS, INC.
                             (Debtors-In-Possession)
                          Interim Financial Statements
                For the Period July 1, 2002 through July 28, 2002



The condensed consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. The following condensed consolidated financial statements are included:


         Consolidated Statements of Operations for the four weeks and twenty-one weeks ended July 28, 2002

         Condensed Consolidated Balance Sheet as of July 28, 2002

         Condensed Consolidated Statements of Cash Flows for the four weeks and twenty-one weeks ended July 28, 2002

         Condensed Notes to Consolidated Financial Statements












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

                              Guilford Mills, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

      ------------------------------------------------------- -------------------------------- -----------------------------------
                                                                  For the Four Weeks Ended        For the Twenty-One Weeks Ended
                                                                        July 28, 2002                     July 28, 2002
      ------------------------------------------------------- -------------------------------- -----------------------------------
      Net Sales                                                            $  19,166                        $ 138,776
      Costs and Expenses:
             Cost of goods sold                                                9,900                          131,719
             Selling and administrative                                        3,410                           20,129
             Reorganization costs                                                852                            9,188
             Restructuring and impaired asset charges                              8                           30,157
      ------------------------------------------------------- -------------------------------- -----------------------------------
                                                                              14,170                          191,193
      ------------------------------------------------------- -------------------------------- -----------------------------------
      Operating Income (Loss)                                                  4,996                          (52,417)
      Interest Expense                                                           160                            1,183
      Impaired Investments                                                    (1,078)                           8,249
      Other Income, Net                                                         (415)                          (1,749)
      ------------------------------------------------------- -------------------------------- -----------------------------------
      Income (Loss) Before Income Tax Benefit                                  6,329                          (60,100)

      Income Tax Provision (Benefit)                                             102                          (12,655)
      ------------------------------------------------------- -------------------------------- -----------------------------------
      Net Income (Loss)                                                   $    6,227                       $  (47,445)
      ------------------------------------------------------- -------------------------------- -----------------------------------

          See accompanying condensed notes to consolidated financial statements.








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

                              Guilford Mills, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)


-------------------------------------------------------------------------- -------------------
                                                                                July 28,
                                                                                  2002
-------------------------------------------------------------------------- -------------------
Assets
Cash and cash equivalents                                                        $   5,647
Cash held in restricted account                                                     38,365
Accounts receivable, net                                                            41,292
Inventories                                                                         31,335
Other current assets                                                                25,218
-------------------------------------------------------------------------- -------------------
         Total current assets                                                      141,857
-------------------------------------------------------------------------- -------------------
Property, net                                                                      109,265
Investment in foreign subsidiaries                                                   7,543
Intercompany receivables, net                                                      108,189
Other assets                                                                        38,244
-------------------------------------------------------------------------- -------------------
         Total assets                                                            $ 405,098
-------------------------------------------------------------------------- -------------------
Liabilities
Accounts payable                                                                 $  14,021
Other current liabilities                                                            7,255
-------------------------------------------------------------------------- -------------------
         Total current liabilities                                                  21,276
-------------------------------------------------------------------------- -------------------
         Total long-term liabilities                                                 4,780
-------------------------------------------------------------------------- -------------------
Liabilities subject to compromise                                                  341,716

Stockholders' Investment
Common stock                                                                           655
Capital in excess of par                                                           119,984
Retained earnings                                                                   51,006
Accumulated other comprehensive loss                                                (4,520)
Other stockholders' investment                                                    (129,799)
-------------------------------------------------------------------------- -------------------
         Total stockholders' investment                                             37,326
-------------------------------------------------------------------------- -------------------
         Total liabilities and stockholders' investment                          $ 405,098
-------------------------------------------------------------------------- -------------------

     See accompanying condensed notes to consolidated financial statements.


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

                              Guilford Mills, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

   ------------------------------------------------------------ ----------------------------- ---------------------------------
                                                                     For the Four Weeks           For the Twenty-One Weeks
                                                                    Ended July 28, 2002             Ended July 28, 2002
   ------------------------------------------------------------ ----------------------------- ---------------------------------
   Cash Flows From Operating Activities:
    Net income (loss)                                                     $  6,227                    $  (47,445)
    Depreciation and amortization                                            2,523                        14,003
    Unexpended restructuring costs                                              --                        40,896
    Non-cash reorganization costs                                               --                         3,972
    Other adjustments, net                                                  (8,682)                      (20,414)
    Net changes in operating assets and liabilities                         13,885                        40,695
   ------------------------------------------------------------ ----------------------------- ---------------------------------
           Net cash provided by operating activities                        13,953                        31,707
   ------------------------------------------------------------ ----------------------------- ---------------------------------

   Cash Flows From Investing Activities:
    Proceeds on dispositions of property                                     9,592                        20,231
    Additions to property                                                     (154)                         (956)
    Other investing activities, net                                          1,904                         1,833
   ------------------------------------------------------------ ----------------------------- ---------------------------------
           Net cash provided by investing activities                        11,342                        21,108
   ------------------------------------------------------------ ----------------------------- ---------------------------------
   Cash Flows From Financing Activities:
    Short-term borrowings, net                                                (473)                      (19,762)
   ------------------------------------------------------------ ----------------------------- ---------------------------------
           Net cash used in financing activities                              (473)                      (19,762)
   ------------------------------------------------------------ ----------------------------- ---------------------------------

   Net Increase In Cash and Cash Equivalents Equivalents                    24,822                        33,053

   Beginning Cash and Cash Equivalents                                      19,190                        10,959
   ------------------------------------------------------------ ----------------------------- ---------------------------------

   Ending Cash and Cash Equivalents                                       $ 44,012                      $ 44,012
   ------------------------------------------------------------ ----------------------------- ---------------------------------

Note: Non-cash reorganization costs for the twenty-one week period include $1,555 related to lease termination costs. The adjustment was recorded subsequent to the filing of the interim financial statements for the period ended June 30, 2002.

     See accompanying condensed notes to consolidated financial statements.

                              GUILFORD MILLS, INC.
              CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Debtors-In-Possession)
                                  July 28, 2002
                                 (In thousands)
                                   (Unaudited)


1. The Company -- The accompanying financial statements are the condensed consolidated financial statements of Guilford Mills, Inc. and all of its domestic subsidiaries (collectively "Guilford" or "the Company"), which are listed below.

                --------------------------------------------------- -------------------------------------------
                Guilford Mills, Inc.                                Hofmann Laces, Ltd.
                --------------------------------------------------- -------------------------------------------
                Gold Mills, Inc.                                    Gold Mills Farms, Inc.
                --------------------------------------------------- -------------------------------------------
                Mexican Industries of North Carolina, Inc.          Guilford Mills (Michigan), Inc.
                --------------------------------------------------- -------------------------------------------
                GMI Computer Sales, Inc.                            GFD Services, Inc.
                --------------------------------------------------- -------------------------------------------
                GFD Fabrics, Inc.                                   Raschel Fashion Interknitting, Ltd.
                --------------------------------------------------- -------------------------------------------
                Curtains and Fabrics, Inc.                          Twin Rivers Textile Printing & Finishing
                --------------------------------------------------- -------------------------------------------
                Advisory Research Services, Inc.                    Guilford Airmont, Inc.
                --------------------------------------------------- -------------------------------------------

These statements do not include the results of Guilford's foreign subsidiaries.

2. Basis of Presentation -- The accompanying unaudited consolidated condensed financial statements are presented in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code"("SOP 90-7"). These statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The filing of the voluntary Chapter 11 petitions referred to below and losses from operations raise doubt about the Company's ability to continue as a going concern. The appropriateness of using a going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations and the ability to generate cash from operations and financing sources sufficient to meet obligations. As a result of the filing of the Chapter 11 cases and related circumstances, realization of assets and liquidation of liabilities is subject to significant uncertainty. While under the protection of Chapter 11, the Debtors (as defined below in Note 3) may sell or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the consolidated condensed financial statements. Further, the proposed plan of reorganization could materially change the amounts reported in the accompanying consolidated condensed financial statements. The consolidated condensed financial statements do not include any adjustments relating to recoverability of the value of recorded asset amounts or the amount and classification of liabilities that might be necessary as a consequence of a plan of reorganization. At this time, it is not possible to predict the outcome of the Chapter 11 cases or their effect on the Company's business, its financial position, results of operations or cash flows. The Company believes the DIP Facility (as defined below in Note 3), should provide the Company with adequate liquidity to conduct its business while it consummates its reorganization plan. However, the Company's liquidity, capital resources, results of operations and ability to continue as a going concern are subject to known and unknown risks and uncertainties.

3. Bankruptcy Proceedings -- On March 5, 2002, the Company reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. Under the restructuring, the Company expects that, in accordance with the agreement in principle and subject to confirmation of the plan of reorganization, the Company's outstanding senior debt will be reduced to approximately $145 million, and the Company's unsecured trade creditors will be paid in full.

To conclude the restructuring as quickly as possible, the Company and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on March 13, 2002. The Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL). As of the date of this filing, the Debtors are continuing to operate their business as debtors-in-possession under Chapter 11 of the Bankruptcy Code and are subject to the jurisdiction of the Bankruptcy Court. The Company's foreign subsidiaries have not filed voluntary petitions and are therefore not debtors.

As a result of these filings, actions to collect pre-petition indebtedness are stayed and certain other pre-petition contractual obligations against the Debtors may not be enforceable. In addition, under the Bankruptcy Code, the Debtors may assume or reject executory contracts, including real estate leases, employment contracts, personal property leases, service contracts and other unexpired, executory pre-petition contracts, subject to Bankruptcy Court approval. Parties affected by these rejections may file claims with the Bankruptcy Court in accordance with the Bankruptcy Code. The Debtors have estimated that the ultimate liability that may result from the filing of claims for certain contracts that may be rejected is approximately $1,555, which the Company has reflected in its financial statements. The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court.

At a hearing held on March 14, 2002, the Bankruptcy Court entered orders granting authority to the Debtors to, among other things, pay certain pre-petition employee wages, salaries, benefits and other employee obligations, and pay certain administrative fees and insurance related obligations.

On July 11, 2002, the Debtors filed a reorganization plan that provides for emergence from bankruptcy during the fourth quarter of fiscal year 2002. There can be no assurance that the reorganization plan proposed by the Debtors will be confirmed by the Bankruptcy Court or that the plan will be consummated. It is contemplated that upon emergence, all of the Company's currently outstanding common stock will be cancelled, and the Company will then immediately issue to its current senior lenders and to its existing stockholders shares of Company common stock representing 90% and 10%, respectively, of the reorganized Company's total outstanding common stock.

If the plan is not accepted by the required number of creditors and equity holders within the required period, any party in interest may subsequently file its own plan of reorganization for the Debtors. A plan of reorganization must be confirmed by the Bankruptcy Court, upon certain findings being made by the Bankruptcy Court which are required by the Bankruptcy Code. The Bankruptcy Court may confirm a plan of reorganization notwithstanding the non-acceptance of the plan by an impaired class of creditors or equity holders if certain requirements of the Bankruptcy Code are met. On August 15, 2002, the Bankruptcy Court approved the debtor's disclosure statement, as amended, which was originally filed by the Company with the Bankruptcy Court on July 11, 2002. The Company will solicit votes on the plan of reorganization from creditors and stockholders. The Bankruptcy Court is scheduled to rule on whether or not to confirm the reorganization plan on September 19, 2002. The Chapter 11 filing, the uncertainty regarding the eventual outcome of the reorganization case and the effect of other unknown adverse factors could threaten the Company's existence as a going concern.

The Company entered into a $30 million Debtor-In-Possession Credit Agreement, dated as of March 13, 2002, (the "DIP facility") with Wachovia Bank. Borrowings against the DIP facility have an interest rate equal to Wachovia's Base Rate plus 2.5% or, at Guilford's option, LIBOR plus 3.5%, for interest periods of 1 or 3 months. The actual borrowing availability is calculated using a "borrowing base", as defined therein, based upon levels of accounts receivable and inventory, and may be less than $30 million. The Company may use this facility during the period of the bankruptcy proceeding to continue its ordinary course day-to-day operations, service its customers and complete its strategic business restructuring. As of the date hereof, the Company has no borrowings under this facility.

4. Liabilities Subject to Compromise -- The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Such liabilities are classified as "liabilities subject to compromise". The table below summarizes the Company's liabilities subject to compromise.


                                                           Balance as of July
                                                                28, 2002
                                                          ---------------------
              Long-term debt classified current                  $239,842
              Accounts payable                                     16,118
              Current maturities of long-term debt                 23,162
              Long-term deferred compensation                      15,029
              Accrued interest payable                             10,953
              Deferred pension                                      6,942
              Income taxes payable                                  6,274
              Other pre-petition obligations                       23,396
                                                                   ------
              Total                                              $341,716
                                                          =====================













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